                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT





                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





                                JANUARY 22, 2002
                             ----------------------
                      (Date of the earliest event reported)



                                 DSI TOYS, INC.
                                 --------------
             (Exact Name of Registrant as Specified in its Charter)


             TEXAS                               0-22545                             74-1673513
(State or other jurisdiction of          (Commission File Number)       (IRS Employer Identification Number)
 incorporation or organization)


            1100 WEST SAM HOUSTON PARKWAY NORTH HOUSTON, TEXAS 77043
            --------------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)



                                 (713) 365-9900
                                 --------------
               (Registrants telephone number, including area code)


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ITEM 5.     OTHER EVENTS

On January 28, 2002, DSI Toys, Inc. (the "Company") announced that the Company would establish a special reserve due to Kmart Corp. filing for Chapter 11 bankruptcy protection on January 22, 2002.

ITEM 7.     FINANCIAL STATEMENTS, PROFORMA INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit 99. Press release of the Company dated January 28, 2002, announcing the Company's intention to establish a reserve due to Kmart Corp. filing for Chapter 11 bankruptcy protection on January 22, 2002.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, this 5th day of February, 2002.


                                         DSI TOYS, INC.



                                         By:  /s/ ROBERT L. WEISGARBER
                                             -------------------------------
                                             Robert L. Weisgarber
                                             CHIEF FINANCIAL OFFICER